UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2026

NUVVE HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230 San Diego, California	92106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Exchange and Omnibus Amendment Agreement

On May 12, 2026, Nuvve Holding Corp. (the “Company”) entered into a securities exchange and omnibus amendment agreement (the “Exchange Agreement”) with certain holders (the “Holders”) of warrants exercisable for an aggregate of up to 23,831,137 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), consisting of (i) certain common stock purchase warrants of the Company originally issued on October 31, 2024 and having a current exercise price of $0.4734 (such warrants, the “2024 Private Placement Warrants”); (ii) certain common stock purchase warrants of the Company issued upon the exercise of certain 2024 Additional Investment Rights (as defined below) and having a current exercise price of 0.4734 (such warrants, the “2024 AIR Warrants”); (iii) certain common stock purchase warrants of the Company originally issued on December 30, 2025 and having a current exercise price of 0.4734 (such warrants, the “2025 Private Placement Warrants”); (iv) certain common stock purchase warrants of the Company issued upon the exercise of certain 2025 Additional Investment Rights (as defined below) and having a current exercise price of 0.4734 (such warrants, the “2025 AIR Warrants” and, together with the 2024 Private Placement Warrants, the 2025 Private Placement Warrants and the 2024 AIR Warrants, the “Existing Warrants”). Pursuant to the Exchange Agreement, the Holders agreed to exchange their Existing Warrants for an aggregate of 13,107,127 shares of Common Stock (the “Exchange Shares”), provided, however, to the extent that a Holder may elect in its sole discretion, such Holder may instead receive an amount of newly issued pre-funded common stock purchase warrants each exercisable for shares of Common Stock, at a nominal exercise price of $0.0001 per share (such warrants, the “Pre-Funded Warrants”, and such shares of Common Stock issuable upon exercise thereof, the “Pre-Funded Warrant Shares”), with such Exchange Shares and Pre-Funded Warrants to be an aggregate 13,107,127 shares of Common Stock (the “Exchange”).

The Pre-Funded Warrants will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 3(a)(9) thereof.

Amendment to Certificate of Designation

Pursuant to the Exchange Agreement, the Company and the Holders, holding a majority of the outstanding shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), agreed to amend the terms of the Series A Preferred Stock in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation Amendment”) to remove the Floor Price (as defined therein) as a limitation on adjustments to the conversion price of the Series A Preferred Stock, including adjustments arising from certain price-based anti-dilution adjustments. Such Certificate of Designation Amendment to be subject to the approval of the Company’s stockholders.

Termination of the Additional Investment Rights

Pursuant to the Exchange Agreement, the Company and the Holders, agreed that upon the Closing (as defined below), the Holders would irrevocably waive, relinquish and terminate the Holders’ certain additional investment right to purchase additional securities of the Company as provided under that certain securities purchase agreement dated as of November 14, 2025 (the “2025 Additional Investment Right”) and that certain additional investment right to purchase additional securities of the Company as provided under that certain securities purchase agreement dated as of October 31, 2024 (the “2024 Additional Investment Right” and together with the 2025 Additional Investment Right, the “Additional Investment Rights”) and providing that neither the Company nor the Holders shall have any further rights or obligations with respect to the Additional Investment Rights. The Holders further agreed to forgo exercise of any Additional Investment Right and exercise of any Existing Warrant outstanding as of May 12, 2026 and until July 27, 2026.

Termination of the ELOC

Pursuant to the Exchange Agreement, the Company provided notice that effective as of the Closing, the Company shall terminate that certain common shares purchase agreement, dated November 14, 2025, (the “ELOC Agreement”) between the Company and certain investors signatory thereto pursuant to Section 8.2 of the ELOC Agreement and such investors agreed to waive the notice requirements set forth in Section 8.2 and 10.4 of the ELOC Agreement.

Amendment to Securities Purchase Agreement

Pursuant to the Exchange Agreement, the Company and Holders agreed to amend and restate Section 4.12(a) of the 2025 Securities Purchase Agreement to provide that the subsequent financing participation right of the Purchasers (as defined therein) would be divided pro rata among the Purchasers based upon their ownership percentage of the Existing Warrants.

Stockholder Approval

Pursuant to the Exchange Agreement, the Company agreed to hold a special meeting of stockholders on or prior to July 27, 2026, for the purposes of obtaining stockholder approval (i) under the applicable rules and regulations of the Nasdaq Stock Market (“Nasdaq”) approving the issuance of the Exchange Shares and shares of Common Stock pursuant to the exercise of the Pre-Funded Warrants in excess of 19.99% of the issued and outstanding Common Stock on the date of the Exchange Agreement and (ii) the removal of the Floor Price as a limitation on adjustments to the conversion price of the Series A Preferred Stock, including adjustments arising from certain price-based anti-dilution adjustments (the “Stockholder Approval”). The closing of the Exchange (the “Closing”) shall take place upon the receipt of the Stockholder Approval, and the satisfaction of certain customary conditions contained in the Exchange Agreement.

Registration Rights Agreement

Also on May 12, 2026, the Company and certain investors signatory thereto entered into a registration rights agreement (the “Registration Rights Agreement) pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission covering the public resale of (i) the Exchange Shares, (ii) the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and (iii) the shares of Common Stock issuable pursuant to the conversion of the Series A Preferred Stock, including such shares of Common Stock issuable upon payment of dividends on the Series A Preferred Stock. The Company has agreed to file a registration statement within five (5) days after the execution of the Registration Rights Agreement, to become effective no later than 30 days after filing. If these deadlines are not met, the Company will be liable for liquidated damages of 1.5% multiplied by the aggregate subscription amount paid in connection with any transactions pursuant to which the Existing Warrants were acquired, including for the avoidance of doubt any subscription amounts paid by such Holder in connection with any Additional Investment Rights. Further, if the Company fails to pay such liquidated damages within seven days from the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by the applicable law) to each holder of the registrable securities.

The foregoing descriptions of the terms of the Certificate of Designation Amendment, Pre-Funded Warrant, Exchange Agreement, and Registration Rights Agreement are not intended to be complete and are qualified in their entirety by reference to such exhibits, which are filed herewith as Exhibits 3.1, 4.1, 10.1, and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. Neither this current report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 1.02 Termination of a Material Definitive Agreement

The disclosure required by this Item and included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of this Form 8-K, the information contained in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Form of Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock
4.1	Form of Pre-Funded Common Stock Purchase Warrant
10.1	Securities Exchange and Omnibus Amendment Agreement, dated as of May 12, 2026, between the Company and the holders identified therein.
10.2	Registration Rights Agreement, dated as of May 12, 2026, between the Company and the investors identified therein.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2026

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer

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